EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

Among

GOLDMAN SACHS MORTGAGE COMPANY,

as Assignor

GS MORTGAGE SECURITIES CORP.,

as Assignee

and

WELLS FARGO BANK, N.A.

as Servicer

Dated as of

May 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 1st day of May 2007, (this “Assignment Agreement”) is among Wells Fargo Bank, N.A. (“Wells Fargo”), as servicer (in such capacity, the “Servicer”), GS Mortgage Securities Corp., as assignee (the “Assignee”) and Goldman Sachs Mortgage Company (“GSMC”), as assignor (the “Assignor”).

WHEREAS, Bank of America, National Association (“Bank of America”) and Wells Fargo have entered into a Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006 (the “2006 Purchase Agreement”), a Second Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of May 1, 2006 (the “2006 MSWSA”), the Assignment and Conveyance Agreement (WFHM 2006-W36), dated May 25, 2006 and the Assignment and Conveyance Agreement (WFHM 2006-W38), dated June 27, 2006 (the “2006 ACAs”), pursuant to which Wells Fargo sold certain mortgage loans to Bank of America (the “Wells Fargo Mortgage Loans”);

WHEREAS, the Assignor has purchased from Bank of America, and Bank of America has assigned and conveyed to the Assignor, certain of the Wells Fargo Mortgage Loans (the “Transferred Mortgage Loans”) pursuant to the Assignment, Assumption and Recognition Agreement dated as of April 27, 2007, among Bank of America, the Servicer and the Assignor (the “Underlying Assignment Agreement”) and the related purchase price and terms letter dated as of April 4, 2007 (the “PPTL”) between the Assignor and Bank of America;

WHEREAS, the Transferred Mortgage Loans are being serviced and administered by the Servicer for the benefit of the Assignor pursuant to the Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, by and between GSMC and the Servicer (the “Servicing Agreement” and, together with the Underlying Assignment Agreement, the “Agreements”);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the Transferred Mortgage Loans (the “Mortgage Loans”), which mortgage loans are listed on the mortgage loan schedule (the “Mortgage Loan Schedule”) attached as Exhibit 1 hereto; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of May 1, 2007 (the “Trust Agreement”), among the Assignee, as depositor, Deutsche Bank National Trust Company, as trustee (the “Trustee”), Wells Fargo, as securities administrator and master servicer (in such capacity, the “Master Servicer”) and each of Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company as a custodians, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights under the Agreements and Section Q of the PPTL, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder);

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein, and that the provisions of the Servicing Agreement, as modified herein, are and shall be a part of this Assignment Agreement to the same extent as if set forth herein in full.

2. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Agreements and all of its rights under Section Q of the PPTL to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Agreements and Section Q of the PPTL, to the extent relating to the Mortgage Loans, from and after the date hereof; the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Underlying Assignment Agreement.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

3. Accuracy of Agreements. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 are true, accurate and complete copies of the Agreements, (ii) the Agreements are in full force and effect as of the date hereof and (iii) the Agreements have not been further amended or modified in any respect.

The Servicer further represents and warrants that (i) no notice of termination has been given to the Servicer under the Servicing Agreement and (ii) the representations and warranties contained in Section 3.1 of the Servicing Agreement, as modified by the applicable Underlying Assignment Agreement, are true and correct as of May 24, 2007.

The Assignor further represents and warrants to the Assignee that (i) attached hereto as Exhibit 3 is a true, accurate and complete copy of Section Q of the PPTL, (ii) the PPTL is in full force and effect as of the date hereof and (iii) the PPTL has not been further amended or modified in any respect.

4. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Agreements to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of March 1, 2006, between Wells Fargo and GSMC, the terms of which are incorporated herein by reference, whether or not such Mortgage Loans have been serviced pursuant to such agreement prior to the date hereof. It is the intention of the Assignor, the Servicer, and the Assignee that the Agreements shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns. In addition, it is the intention of the Assignor and the Assignee that Section Q of the PPTL shall be binding upon and inure to the benefit of the Assignee and its successors and assigns.

5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statement or representations of the Assignor or the Servicer other than those contained in the Agreements or this Assignment Agreement.

(b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Agreements and Section Q of the PPTL.

(c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority to enter into and perform its obligations under the Agreements, the PPTL and this Assignment Agreement.

(b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i) HOEPA. No Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees). No Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(k) Bring Down. With respect to the Agreements, nothing has occurred or failed to occur from and after the closing date set forth in the Underlying Assignment Agreement to May 24, 2007 that would cause, with respect to those Mortgage Loans purchased pursuant to the 2006 ACAs, any of the representations and warranties contained in Section 3.02 of the 2006 MSWSA to be incorrect in any material respects as of the date hereof, as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective Mortgage Loan Documents to the custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 7 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 6. It is further understood and agreed that, except as specifically set forth in this Section 6, the Assignor shall be deemed not to have made the representations and warranties in Section 6(k) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 6(k), by the Servicer in the Agreements (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

7. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement). Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Custodial Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Agreements and Section Q of the PPTL, but only insofar as the Agreements or Section Q of the PPTL relate to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

8. Continuing Effect. Except as contemplated hereby, the Agreements and the PPTL shall remain in full force and effect in accordance with their respective terms.

9. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

10. Notices. Any notices or other communications permitted or required hereunder or under the Agreements shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a) in the case of the Servicer,

Wells Fargo Bank, N.A.
1 Home Campus, MAC #X2302-033
Des Moines, Iowa 50328-0001
Attention: John Brown
Telephone: (515) 324-7071
Facsimile: (515) 324-3118

With a copy to:

Wells Fargo Bank, NA.
1 Home Campus, MAC #X2401-06T
Des Moines, Iowa 50328-0001
Attention:  General Counsel
Telephone:  (515) 213-4762
Facsimile:  (515) 213-5192

or such other address as may hereafter be furnished by the Servicer;

(b) in the case of the Assignee,

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:  Christina House
Telephone:  (212) 357-4778
Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee;

(c) in the case of the Assignor,

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention:  Anton Kuzmanov
Telephone:  (212) 357-4778
Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor; and

(d) In the case of the Master Servicer,

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention: Client Services Manager (GSR 2007-AR2)
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone: (410) 884-2000
Facsimile: (410) 715-2380

or such other address as may hereafter be furnished by the Master Servicer.

11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12. Definitions. Any capitalized term used but not defined in this Assignment Agreement shall have the meaning assigned thereto in the Agreements or the Trust Agreement, as applicable.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:
GS MORTGAGE SECURITIES CORP.

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

ASSIGNOR:
GOLDMAN SACHS MORTGAGE
COMPANY

By: Goldman Sachs Real Estate Funding
Corp., its General Partner

By: /s/ Greg A. Finck
Name: Greg A. Finck
Title: Managing Director

SERVICER:
WELLS FARGO BANK, N.A.

By: /s/ Bradley A. Davis
Name: Bradley A. Davis
Title: Vice President

EXHIBIT 1

Mortgage Loan Schedule

Ex. 1

EXHIBIT 2
Agreements

Ex. 2

EXHIBIT 3
Section Q of the PPTL

Q. Early Payment Default: In the event that the first scheduled payment of principal and interest (or interest in the case of an interest only loan) to be made by the Mortgagor on the first due date after the Closing Date, in addition to any scheduled payments due prior to the Closing Date, with respect to any Mortgage Loan is not paid within thirty (30) days of such due date, the Seller shall repurchase such Mortgage Loan within thirty (30) days of the Purchaser’s request at a price equal to the Repurchase Price for such Mortgage Loan. The Purchaser shall request any repurchase pursuant to this paragraph on or before the thirtieth (30th) day from the date that the Purchaser receives notice of the related early payment default (which notice may include receipt of a monthly remittance advice reflecting such early payment default). The provisions set forth in this paragraph shall survive the Closing Date and the sale of the Mortgage Loans notwithstanding any restrictive or qualified endorsement on any Mortgage Loan Document and shall not merge with any of the closing documents and shall be enforceable by the Purchaser independently of this or any other agreement.

Ex. 3